UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On May 11, 2021, Dana Incorporated (“Dana”) issued a news release announcing the intention of its wholly-owned subsidiary, Dana Financing Luxembourg S.à r.l., to offer €325 million aggregate principal amount of senior unsecured notes due 2029 (the “2029 Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended. The 2029 Notes will be fully and unconditionally guaranteed by Dana.

On May 11, 2021, Dana issued a notice of conditional redemption pursuant to the indenture governing the 6.500% Senior Notes due 2026 (the “2026 Notes”) announcing that Dana intends to redeem, subject to the condition described below, all of its outstanding 2026 Notes on June 9, 2021 (the “Redemption Date”) at a redemption price equal to 103.250% of the principal amount of the 2026 Notes redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date (the “2026 Notes Redemption”). The 2026 Notes Redemption is conditioned upon us receiving funds from the offer and sale of the notes for at least €325 million aggregate principal amount in respect of the 2029 Notes.

Dana intends to use the net proceeds from the offering of the 2029 Notes, together with cash on hand, to (i) redeem all of Dana’s 2026 Notes and (ii) pay related fees and expenses. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this item (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description

99.1	Dana Incorporated News Release dated May 11, 2021 Announcing Dana’s Notes Offering

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: May 11, 2021	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary